UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2004

California Coastal Communities, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17189	02-0426634
(Commission File Number)	(I.R.S. Employer Identification No.)

6 Executive Circle, Suite 250, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-7700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On October 14, 2004, the Registrant issued a press release announcing that following the public hearing held by the California Coastal Commission on the Registrant's Application for a Coastal Development Permit for the upper bench of the Bolsa Chica mesa, the Company withdrew its application in order to have additional time to develop changes to the project which would be acceptable to the Commission.  A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01       Financial Statements and Exhibits.

(c)      Exhibits.

99.1 Press Release of the Registrant, dated October 14, 2004 announcing the withdrawal of the Bolsa Chica permit application.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

California Coastal Communities, Inc.
Date: October 19, 2004	By:	/s/ Sandra G. Sciutto
Sandra G. Sciutto
Chief Financial Officer